SERVICE PACKAGE NO. 1623
                                                           AMENDMENT NO. 0


                                         GAS STORAGE CONTRACT
                                   (For Use Under Rate Schedule FS)


   This Contract is made as of the 1st day of September 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and CONNECTICUT NATURAL GAS CORP a CONNECTICUT Corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."


                           ARTICLE I - SCOPE OF CONTRACT

   Following the commencement of service hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 3,704 (Dth) and Maximum Storage Quantity (MSQ) of 555,702 dekatherms(Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 6,174 Dth; provided however, that when Shipper's storage balance is equal to or less than 30 percent of the MSQ but greater than 20 percent of the MSQ, the Maximum Daily Withdrawal Quantity shall be ____ Dth; and provided further, that when Shipper's storage balance is less than or equal to 20 percent of the MSQ, the Maximum Daily Withdrawal Quantity shall be _____ Dth. For demand charge purposes, the MDWQ for balance greater than 30 percent of the MSQ shall be used.


                            ARTICLE II - SERVICE POINT

   The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Contract shall be at the storage service point at Transporter's Compressor Station 313 - NORTHERN Storage.

                                ARTICLE III - PRICE

   3.1 Shipper agrees to pay Transporter for all natural gas storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission.

   3.2 Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

   3.3   Shipper agrees that Transporter shall have the unilateral right to





                                                  SERVICE PACKAGE NO. 1623
                                                          AMENDMENT NO. 0


                                         GAS STORAGE CONTRACT
                                   (For Use Under Rate Schedule FS)

         file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.




         ARTICLE IV - INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS


   This agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).

                           ARTICLE V - TERM OF CONTRACT


   This Agreement shall be effective as of the 1st day of September 1993, and shall remain in force and effect until 1st November, 2000 ("Primary Term") and on a month-to-month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

   This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accordance with the terms and conditions of





                                                     SERVICE PACKAGE NO. 1623
                                                            AMENDMENT NO. 0


                                         GAS STORAGE CONTRACT
                                   (For Use Under Rate Schedule FS)

   Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.



                               ARTICLE VI - NOTICES


   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

   TRANSPORTER:      TENNESSEE GAS PIPELINE COMPANY
                     P. O. Box 2511
                     Houston, Texas  77252-2511

                     Attention:  Director of Transportation Control



   SHIPPER:

         NOTICES:    CONNECTICUT NATURAL GAS CORP
                     100 COLUMBUS BLVD
                     HARTFORD, CT  06144

                     Attention:  JOHN P. RUDIAK



         BILLING:    CONNECTICUT NATURAL GAS CORP
                     100 COLUMBUS BLVD
                     HARTFORD, CT  06144

                     Attention:  JULIA A. SCHIAVI

   or to such other address as either Party shall designate by formal written notice to the other.


                             ARTICLE VII - ASSIGNMENT


   Any company which shall succeed by purchase, merger or consolidation to the






                                                    SERVICE PACKAGE NO. 1623
                                                            AMENDMENT NO. 0


                                         GAS STORAGE CONTRACT
                                   (For Use Under Rate Schedule FS)

   properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Contract. Otherwise no assignment of the Contract or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.


   It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either Party to the Agreement from pledging or mortgaging its rights thereunder as security for its indebtedness.


                           ARTICLE VIII - MISCELLANEOUS


   8.1 THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO DOCTRINES GOVERNING CHOICE OF LAW.

   8.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   8.3 Unless otherwise expressly provided in this Agreement or Transporter's FERC Gas Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective until Shipper has submitted a request for change through the Electronic Bulletin Board and Shipper has been notified through the Electronic Bulletin Board of Transporter's agreement to such change.


                      ARTICLE IX - PRIOR AGREEMENTS CANCELLED


   Transporter and Shipper agree that this Contract, as of the date hereof, shall supersede and cancel the following Contract(s) between the Parties hereto:

   Contract for Storage Service dated ____________, 19__.







                                                     SERVICE PACKAGE NO. 1623
                                                             AMENDMENT NO. 0


                                         GAS STORAGE CONTRACT
                                   (For Use Under Rate Schedule FS)

   IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.



   TENNESSEE GAS PIPELINE COMPANY

   BY:___________________________
      Agent and Attorney-in-Fact


   DATE:_________________________



   CONNECTICUT NATURAL GAS CORP


   BY    ___________________________


   TITLE ___________________________

























                                                GAS STORAGE SERVICE AGREEMENT

                                                         EXHIBIT "A"
                                           TO FIRM GAS STORAGE SERVICE AGREEMENT
                                                   DATED September 1, 1993
                                                           BETWEEN
                                               TENNESSEE GAS PIPELINE COMPANY
                                                             AND
                                                CONNECTICUT NATURAL GAS CORP


   CONNECTICUT NATURAL GAS CORP
    AMENDMENT: 0

    SERVICE PACKAGE MSQ:  555,702
    MAXIMUM DAILY WITHDRAWAL QUANTITY: 6,174
    MAXIMUM DAILY INJECTION QUANTITY:  3,704

    SERVICE POINT:  Compressor Station 313 - NORTHERN Storage
    INJECTION METER:  060018  TGP - NORTHERN STORAGE INJECTION
    WITHDRAWAL METER:  070018  TGP - NORTHERN STORAGE WITHDRAWAL


    METER    METER NAME                            COUNTY            ST    ZONE I/W  LEG     TOTAL-TQ     BILLABLE-TQ
    -----------------------------------------------------------------------------------------------------------------

    060018   TGP - NORTHERN STORAGE INJECTION      POTTER            PA     04    I  300        3,704         3,704



                                                                       Total Injection TQ:      3,704         3,704



    070018   TGP - NORTHERN STORAGE WITHDRAWAL     POTTER            PA     04    W  300        6,174         6,174



                                                                      Total Withdrawal TQ:      6,174         6,174



    NUMBER OF INJECTION POINTS AFFECTED: 2



                                                     SERVICE PACKAGE NO. 1623
                                                              AMENDMENT NO. 0


                                         GAS STORAGE CONTRACT
                                   (For Use Under Rate Schedule FS)

    NUMBER OF WITHDRAWAL POINTS AFFECTED: 2



   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.






























